              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2) )
[X]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.149-11 ( c) or Section
      240.14a-12

                  Morgan Stanley Municipal Premium Income Trust
         ---------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                               LouAnne D. McInnis
                      ------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
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                 MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 16, 2003


     The Annual Meeting of Shareholders of MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, on December 16, 2003 at 10:30 a.m., New York City time, for the following purposes:


MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

      1. To elect three Trustees to serve until the year 2006 Annual Meeting, or in each case, until their successors shall have been elected and qualified; and

      2. To transact such other business as may properly come before the Meeting or any adjournment thereof.


MATTER TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     To elect one Trustee, to serve until the year 2006 Annual Meeting or until his successor shall have been elected and qualified.

     Shareholders of record as of the close of business on October 31, 2003 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                               MARY E. MULLIN,
                                                  Secretary

November 7, 2003
New York, New York

--------------------------------------------------------------------------------
                                   IMPORTANT

   YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU
 ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE
 TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS
 CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                 MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST


             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 16, 2003

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on December 16, 2003 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about November 11, 2003.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominee for election as Trustee to be elected by all shareholders ("Shareholders"), and for the nominee for election as Trustee to be elected by only the preferred shareholders ("Preferred Shareholders") set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record as of the close of business on October 31, 2003, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On October 31, 2003 there were outstanding 19,540,053 Common Shares of beneficial interest and 1,000 Preferred Shares of beneficial interest of the Trust, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, the Trust will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, the Trust may employ Alamo or D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum is not received. In the event of a solicitation by Alamo or D.F. King, the Trust would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by the Trust.


                           (1) ELECTION OF TRUSTEES

     The number of Trustees has currently been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at ten. There are presently ten Trustees, four of whom are standing for election at this Meeting to serve until the year 2006 Annual Meeting, in accordance with the Trust's Declaration of Trust. At the Meeting, three Trustees (Wayne E. Hedien, Joseph J. Kearns and Fergus Reid) are to be elected to the Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares voting together as a single class. Additionally, pursuant to the Declaration of Trust and the Investment Company Act of 1940 as amended (the "1940 Act"), one Trustee (Manuel H. Johnson) is to be elected to the Trust's Board of Trustees by the holders of the Preferred Shares voting separately as a single class.

     Seven of the current ten Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940. The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell are "Interested Trustees," that is, Trustees who are "interested persons" (as that term is defined in the 1940 Act) of the Trust and Morgan Stanley Investment Advisors and thus, are not Independent Trustees. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving, or in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees, except for Messrs. Kearns and Reid, have previously been elected by the Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: Wayne E. Hedien, Manuel H.

Johnson, Joseph J. Kearns and Fergus Reid. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of the Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. The election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Trust's Declaration of Trust, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of Trustees previously determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I -- Messrs. Bozic, Fiumefreddo and Higgins; Class II -- Messrs. Hedien, Johnson, Kearns and Reid; and Class III -- Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. In addition, the Board has further determined that one each of the Class I Trustees and the Class II Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson serve as Trustees of the Trust's Board of Trustees on behalf of the Preferred Shareholders, the term of each to expire with his designated Class. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Trustees in Class II are standing for election at this Meeting and, if elected, will serve until the year 2006 Annual Meeting or until their successors shall have been elected and qualified.

     The Board of the Trust consists of ten trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). The table below sets forth the following information as of July 31, 2003, regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee, and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Advisor and any funds that have an investment advisor that is an affiliated person of the Investment Advisor (including, but not limited to, Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).

INDEPENDENT TRUSTEES


                            POSITION(S)     LENGTH OF
 NAME, AGE AND ADDRESS OF    HELD WITH        TIME
    INDEPENDENT TRUSTEE      THE TRUST       SERVED*
-------------------------- ------------- --------------
Michael Bozic (62)         Trustee       Since
c/o Mayer, Brown, Rowe                   April 1994
& Maw LLP
Counsel to the
Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (71)         Trustee       Since
c/o Summit Ventures LLC                  January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (69)       Trustee       Since
c/o Mayer, Brown, Rowe                   September
& Maw LLP                                1997
Counsel to the
Independent Trustees
1675 Broadway
New York, NY



                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                         FUND
                                                                        COMPLEX
 NAME, AGE AND ADDRESS OF       PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE                 PAST 5 YEARS**                BY TRUSTEE            BY TRUSTEE
-------------------------- ---------------------------------------- -------------- ---------------------------
Michael Bozic (62)         Retired; Director or Trustee of the            216      Director of Weirton Steel
c/o Mayer, Brown, Rowe     Retail Funds and TCW/DW Term                            Corporation.
& Maw LLP                  Trust 2003 (since April 1994) and the
Counsel to the             Institutional Funds (since July 2003);
Independent Trustees       formerly Vice Chairman of Kmart
1675 Broadway              Corporation (December 1998-October
New York, NY               2000), Chairman and Chief Executive
                           Officer of Levitz Furniture
                           Corporation (November 1995-
                           November 1998) and President
                           and Chief Executive Officer of
                           Hills Department Stores
                           (May 1991-July 1995); formerly
                           variously Chairman, Chief Executive
                           Officer, President and Chief Operating
                           Officer (1987-1991) of the Sears
                           Merchandise Group of Sears,
                           Roebuck & Co.

Edwin J. Garn (71)         Director or Trustee of the Retail              216      Director of Franklin
c/o Summit Ventures LLC    Funds and TCW/DW Term Trust 2003                        Covey (time management
1 Utah Center              (since January 1993) and the                            systems), BMW Bank of
201 S. Main Street         Institutional Funds (since July 2003);                  North America, Inc.
Salt Lake City, UT         member of the Utah Regional                             (industrial loan
                           Advisory Board of Pacific Corp.,                        corporation), United
                           formerly United States Senator                          Space Alliance (joint
                           (R-Utah) (1974-1992) and Chairman,                      venture between Lockheed
                           Senate Banking Committee                                Martin and the Boeing
                           (1980-1986), Mayor of Salt Lake City,                   Company) and Nuskin
                           Utah (1971-1974), Astronaut, Space                      Asia Pacific (multilevel
                           Shuttle Discovery (April 12-19, 1985),                  marketing); member of the
                           and Vice Chairman, Huntsman                             board of various civic and
                           Corporation (chemical company).                         charitable organizations.

Wayne E. Hedien (69)       Retired; Director or Trustee of the            216      Director of The PMI
c/o Mayer, Brown, Rowe     Retail Funds and TCW/DW Term                            Group Inc. (private
& Maw LLP                  Trust 2003 (since September 1997)                       mortgage insurance);
Counsel to the             and the Institutional Funds (since                      Trustee and Vice
Independent Trustees       July 2003); formerly associated with                    Chairman of The Field
1675 Broadway              the Allstate Companies (1966-1994),                     Museum of Natural
New York, NY               most recently as Chairman of                            History; director of
                           The Allstate Corporation                                various other business and
                           (March 1993-December 1994) and                          charitable organizations.
                           Chairman and Chief Executive Officer
                           of its wholly-owned subsidiary,
                           Allstate Insurance Company
                           (July 1989-December 1994).

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or Institutional Funds as applicable.

                              POSITION(S)    LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       THE TRUST      SERVED*
---------------------------- ------------- ------------
Dr. Manuel H. Johnson (54)   Trustee       Since July
c/o Johnson Smick                          1991
International, Inc.
2099 Pennsylvania Avenue
N.W.
Suite 950
Washington, D.C.

Joseph J. Kearns (61)        Trustee       Since July
PMB754                                     2003
23852 Pacific Coast
Highway
Malibu, CA

Michael E. Nugent (67)       Trustee       Since July
c/o Triumph Capital, L.P.                  1991
445 Park Avenue
New York, NY

Fergus Reid (71)             Trustee       Since July
85 Charles Colman Blvd.                    2003
Pawling, NY



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS**                BY TRUSTEE            BY TRUSTEE
---------------------------- ----------------------------------------- -------------- ----------------------------
Dr. Manuel H. Johnson (54)   Chairman of the Audit Committee                216       Director of NVR, Inc.
c/o Johnson Smick            and Director or Trustee of the Retail                    (home construction);
International, Inc.          Funds and TCW/DW Term Trust 2003                         Chairman and Trustee of
2099 Pennsylvania Avenue     (since July 1991) and the Institutional                  the Financial Accounting
N.W.                         Funds (since July 2003); Senior                          Foundation (oversight
Suite 950                    Partner, Johnson Smick International,                    organization of the
Washington, D.C.             Inc., a consulting firm; Co- Chairman                    Financial Accounting
                             and a founder of the Group of Seven                      Standards Board);
                             Council (G7C), an international                          Director of RBS
                             economic commission; formerly Vice                       Greenwich Capital
                             Chairman of the Board of Governors                       Holdings (financial holding
                             of the Federal Reserve System and                        company).
                             Assistant Secretary of the U.S.
                             Treasury.

Joseph J. Kearns (61)        Deputy Chairman of the Audit                   217       Director of Electro Rent
PMB754                       Committee and Director or Trustee of                     Corporation (equipment
23852 Pacific Coast          the Retail Funds and TCW/DW Term                         leasing), The Ford Family
Highway                      Trust 2003 (since July 2003) and                         Foundation, and the
Malibu, CA                   the Institutional Funds (since                           UCLA Foundation.
                             August 1994); previously Chairman
                             of the Audit Committee of the
                             Institutional Funds (October 2001-
                             July 2003); President, Kearns &
                             Associates LLC (investment
                             consulting); formerly CFO of the
                             J. Paul Getty Trust.

Michael E. Nugent (67)       Chairman of the Insurance Committee            216       Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the Retail                    business organizations.
445 Park Avenue              Funds and TCW/DW Term Trust 2003
New York, NY                 (since July 1991) and the Institutional
                             Funds (since July 2001); General
                             Partner of Triumph Capital, L.P., a
                             private investment partnership;
                             formerly Vice President, Bankers
                             Trust Company and BT Capital
                             Corporation (1984-1988).

Fergus Reid (71)             Chairman of the Governance                     217       Trustee and Director of
85 Charles Colman Blvd.      Committee and Director or Trustee of                     certain investment
Pawling, NY                  the Retail Funds and TCW/DW Term                         companies in the
                             Trust 2003 (since July 2003) and the                     JPMorgan Funds complex
                             Institutional Funds (since June 1992);                   managed by JP Morgan
                             Chairman of Lumelite Plastics                            Investment Management
                             Corporation.                                             Inc.

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or Institutional Funds as applicable.

INTERESTED TRUSTEES

                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         THE TRUST      SERVED*
------------------------------ ------------- ------------
Charles A. Fiumefreddo (70)    Chairman of   Since July
c/o Morgan Stanley Trust       the Board     1991
Harborside Financial Center,   and Trustee
Plaza Two,
Jersey City, NJ

James F. Higgins (55)          Trustee       Since June
c/o Morgan Stanley Trust                     2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (60)         Trustee       Since
1585 Broadway                                April 1994
New York, NY



                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                              FUND
                                                                             COMPLEX
   NAME, AGE AND ADDRESS OF          PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS**                BY TRUSTEE             BY TRUSTEE
------------------------------ ----------------------------------------- -------------- -----------------------------
Charles A. Fiumefreddo (70)    Chairman and Director or Trustee of             216      None
c/o Morgan Stanley Trust       the Retail Funds and TCW/DW Term
Harborside Financial Center,   Trust 2003 (since July 1991) and the
Plaza Two,                     Institutional Funds (since July 2003);
Jersey City, NJ                formerly Chief Executive Officer of
                               the Retail Funds and the TCW/DW
                               Term Trust 2003 (until
                               September 2002).

James F. Higgins (55)          Director or Trustee of the Retail               216      Director of AXA
c/o Morgan Stanley Trust       Funds and TCW/DW Term Trust 2003                         Financial, Inc. and The
Harborside Financial Center,   (since June 2000) and the Institutional                  Equitable Life Assurance
Plaza Two,                     Funds (since July 2003); Senior                          Society of the United
Jersey City, NJ                Advisor of Morgan Stanley (since                         States (financial services).
                               August 2000); Director of the
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley
                               (May 1999-August 2000), and
                               President and Chief Operating Officer
                               of Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

Philip J. Purcell (60)         Director or Trustee of the Retail               216      Director of American
1585 Broadway                  Funds and TCW/DW Term Trust 2003                         Airlines Inc. and its parent
New York, NY                   (since April 1994) and the                               company, AMR
                               Institutional Funds (since July 2003);                   Corporation.
                               Chairman of the Board of Directors
                               and Chief Executive Officer of
                               Morgan Stanley and Morgan Stanley
                               DW Inc.; Director of the Distributor;
                               Chairman of the Board of Directors
                               and Chief Executive Officer of Novus
                               Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley
                               subsidiaries.

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or Institutional Funds as applicable.

OFFICERS OF THE TRUST


                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH             LENGTH OF
      EXECUTIVE OFFICER             THE TRUST            TIME SERVED*
----------------------------- --------------------- ---------------------
Mitchell M. Merin (50)        President             Since May 1999
1221 Avenue of the Americas
New York, NY

Barry Fink (48)               Vice President and    Since February 1997
1221 Avenue of the Americas   General Counsel
New York, NY

Ronald E. Robison (64)        Executive Vice        Since April 2003
1221 Avenue of the Americas   President and
New York, NY                  Principal Executive
                              Officer

Joseph J. McAlinden (60)      Vice President        Since July 1995
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------- ---------------------------------------------------------------
Mitchell M. Merin (50)        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Investment Management Inc.; President, Director and Chief
New York, NY                  Executive Officer of the Investment Manager and Morgan
                              Stanley Services; Chairman, Chief Executive Officer and
                              Director of the Distributor; Chairman and Director of the
                              Transfer Agent; Director of various Morgan Stanley
                              subsidiaries; President of Morgan Stanley Investments LP
                              (since February 2003); President of the Institutional Funds
                              (since July 2003) and President of the Retail Funds and
                              TCW/DW Term Trust 2003 (since May 1999); Trustee (since
                              July 2003) and President (since December 2002) of the Van
                              Kampen Closed-End Funds; Trustee (since May 1999) and
                              President (since October 2002) of the Van Kampen
                              Open-End Funds.

Barry Fink (48)               General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas   (since December 2000) of Morgan Stanley Investment
New York, NY                  Management; Managing Director (since December 2000),
                              Secretary (since February 1997) and Director (since
                              July 1998) of the Investment Manager and Morgan Stanley
                              Services; Assistant Secretary of Morgan Stanley DW; Chief
                              Legal Officer of Morgan Stanley Investments LP (since
                              July 2002); Vice President of the Institutional Funds (since
                              July 2003); Vice President and Secretary of the Distributor;
                              previously Secretary of the Retail Funds (February 1997-
                              July 2003); previously Vice President and Assistant General
                              Counsel of the Investment Manager and Morgan Stanley
                              Services (February 1997-December 2001).

Ronald E. Robison (64)        Chief Global Operations Officer and Managing Director of
1221 Avenue of the Americas   Morgan Stanley Investment Management Inc.; Managing
New York, NY                  Director of Morgan Stanley & Co. Incorporated; Managing
                              Director of Morgan Stanley; Managing Director, Chief
                              Administrative Officer and Director of the Investment
                              Manager and Morgan Stanley Services; Chief Executive
                              Officer and Director of the Transfer Agent; Executive Vice
                              President and Principal Executive Officer of the Institutional
                              Funds (since July 2003) and the TCW/DW Term Trust 2003
                              (since April 2003); previously President of the Institutional
                              Funds (March 2001-July 2003) and Director of the
                              Institutional Funds (March 2001-July 2003).

Joseph J. McAlinden (60)      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas   Investment Manager, Morgan Stanley Investment
New York, NY                  Management Inc. and Morgan Stanley Investments LP;
                              Director of the Transfer Agent, Chief Investment Officer of
                              the Van Kampen Funds; Vice President of the Institutional
                              Funds (since July 2003) and the Retail Funds (since
                              July 1995).

----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH             LENGTH OF
       EXECUTIVE OFFICER           THE TRUST            TIME SERVED*
------------------------------ ----------------- -------------------------
Stefanie V. Chang (36)         Vice President    Since July 2003
1221 Avenue of the Americas
New York, NY

Francis J. Smith (38)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and Chief
Harborside Financial Center,   Officer           Financial Officer since
Plaza Two,                                       September 2002
Jersey City, NJ

Thomas F. Caloia (57)          Vice President    Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (36)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ -------------------------------------------------------------
Stefanie V. Chang (36)         Executive Director of Morgan Stanley & Co. and Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and Vice President of
New York, NY                   the Institutional Funds (since December 1997) and the Retail
                               Funds (since July 2003); formerly practiced law with the
                               New York law firm of Rogers & Wells (now Clifford
                               Chance LLP).

Francis J. Smith (38)          Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust       Stanley Services (since December 2001); previously Vice
Harborside Financial Center,   President of the Retail Funds (September 2002-
Plaza Two,                     July 2003); previously Vice President of the Investment
Jersey City, NJ                Manager and Morgan Stanley Services (August 2000-
                               November 2001) and Senior Manager at
                               PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (57)          Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust       Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,   Morgan Stanley Services; previously Treasurer of the Retail
Plaza Two,                     Funds (April 1989-July 2003); formerly First Vice President
Jersey City, NJ                of the Investment Manager, the Distributor and Morgan
                               Stanley Services.

Mary E. Mullin (36)            Vice President of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc.; Secretary of
New York, NY                   the Institutional Funds (since June 1999) and the Retail
                               Funds (since July 2003); formerly practiced law with the New
                               York law firms of McDermott, Will & Emery and Skadden,
                               Arps, Slate, Meagher & Flom LLP.

----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.


     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the period ended September 30, 2003 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Trust during the period ended July 31, 2003.

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF JULY 31, 2003)                           (AS OF JULY 31, 2003)
------------------------ ------------------------------------------------ -----------------------------------------------
INDEPENDENT:
Michael Bozic                                 none                                         over $100,000
Edwin J. Garn                                 none                                         over $100,000
Wayne E. Hedien                               none                                         over $100,000
Dr. Manuel H. Johnson                         none                                         over $100,000
Joseph J. Kearns                              none                                         over $100,000
Michael E. Nugent                             none                                         over $100,000
Fergus Reid                                   none                                         over $100,000

INTERESTED:
Charles A. Fiumefreddo                        none                                         over $100,000
James F. Higgins                              none                                         over $100,000
Philip J. Purcell                         over $100,000                                    over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Trust.


THE INDEPENDENT TRUSTEES AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. Seven Trustees have no affiliation or business connection with Morgan Stanley Investment Advisors Inc. or any of its affiliated persons and do not own stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange Corporate Governance Standards for audit committees. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003.

     The Board of the Retail Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/Committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Reid, Bozic and Garn.

     Finally, the Board of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien.

     For the fiscal year ended May 31, 2003, the Board of Trustees of the Trust held six meetings, and the Audit Committee, the Independent Trustees Committee, and the Insurance Committee of the Trust held eight, nine and one meeting(s), respectively. The Governance Committee was established on July 31, 2003 and therefore no meetings were held during the Trust's fiscal year ended May 31, 2003. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions. The Derivatives Committee was eliminated as of July 31, 2003.

AUDIT COMMITTEE REPORT

     The Board of Trustees has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix.

     The Audit Committee has reviewed and discussed the financial statements of the Trust with management as well as with Deloitte & Touche LLP, the independent auditors for the Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.

                                      The Audit Committee

                                      Manuel H. Johnson (Chairman)
                                      Joseph J. Kearns (Deputy Chairman)
                                      Michael Bozic
                                      Edwin J. Garn
                                      Wayne E. Hedien
                                      Michael E. Nugent
                                      Fergus Reid


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS

     The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Proxy Statement, each Trustee is in compliance with this policy. As of September 30, 2003, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $58 million.

     As of the Record Date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.


COMPENSATION OF INDEPENDENT TRUSTEES

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

     Prior to August 1, 2003, the Trust paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trust paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Trust.

     The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company received no compensation or expense reimbursement from the Trust for their services as Trustee. The Trust pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended May 31, 2003. Messrs. Kearns and Reid did not serve as Trustees of the Trust during the Trust's last fiscal year and therefore did not receive compensation from the Trust for the period.


                              TRUST COMPENSATION




                                                              AGGREGATE
                                                             COMPENSATION
NAME OF TRUSTEE                                             FROM THE TRUST
--------------------------------------------------------   ---------------
Michael Bozic ..........................................        $1,750
Edwin J. Garn ..........................................         1,750
Wayne E. Hedien ........................................         1,700
Dr. Manuel H. Johnson ..................................         2,450
Michael E. Nugent ......................................         2,250
Charles A. Fiumefreddo .................................         3,129

     The following table illustrates the compensation paid to the Trust's Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Trust's Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002, except for Messrs. Nugent, who received compensation for service as Director/Trustee to 13 Institutional Funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Retail Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Retail Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for Messrs. Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002. The compensation below includes attendance at the Derivative Committee meetings, four of which were held during the Trust's last fiscal year. The Derivatives Committee was eliminated on July 31, 2003.


             CASH COMPENSATION FROM THE MORGAN STANLEY FUND COMPLEX

                                                           TOTAL CASH
                                                          COMPENSATION
                                                       FOR SERVICES TO THE
                                                         MORGAN STANLEY
NAME OF TRUSTEE                                           FUND COMPLEX
----------------------------------------------------- --------------------
Michael Bozic .......................................       $159,650
Edwin J. Garn .......................................        159,650
Wayne E. Hedien .....................................        158,950
Dr. Manuel H. Johnson ...............................        226,063
Joseph J. Kearns* ...................................         95,500
Michael E. Nugent ...................................        296,475
Fergus Reid* ........................................         95,500
Charles A. Fiumefreddo ..............................        360,000

----------
* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Board of the Institutional Funds in connection with a deferred fee arrangement pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustee fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.


     As of December 31, 2002, 49 of the Morgan Stanley Retail Funds, including the Trust, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following tables illustrate the retirement benefits accrued to the Trust's Independent Trustees for the fiscal year ended May 31, 2003 and by the 49 Morgan Stanley Retail Funds (including the Trust) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Trust as of May 31, 2003 and from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid did not serve as Trustees of the Trust during the Trust's last fiscal year or during the last calendar year and therefore did not accrue any retirement benefits. Furthermore, as of the date of this Proxy Statement, Messrs. Kearns and Reid do not participate in the retirement program.

        RETIREMENT BENEFITS FROM THE TRUST AND ALL MORGAN STANLEY FUNDS

                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------
                                                                                                    ESTIMATED ANNUAL
                                     ESTIMATED                          RETIREMENT BENEFITS             BENEFITS
                                      CREDITED                          ACCRUED AS EXPENSES         UPON RETIREMENT(2)
                                       YEARS           ESTIMATED      ------------------------   -----------------------
                                   OF SERVICE AT     PERCENTAGE OF                    BY ALL       FROM      FROM ALL
                                     RETIREMENT         ELIGIBLE       BY THE        ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION      TRUST          FUNDS       TRUST      FUNDS
-------------------------------   ---------------   ---------------   --------      ----------   --------   ---------
Michael Bozic .................          10               60.44%        $396         $18,457      $  997     $47,838
Edwin J. Garn .................          10               60.44%         637          23,881         984      47,878
Wayne E. Hedien ...............           9               51.37%         757          34,473         843      40,842
Dr. Manuel H. Johnson .........          10               60.44%         396          19,803       1,451      70,050
Michael E. Nugent .............          10               60.44%         691          32,362       1,299      62,646

------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 13.


     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


THE INVESTMENT MANAGER

     Morgan Stanley Investment Advisors Inc. is the Trust's investment manager pursuant to an investment management agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Advisors, formerly known as Morgan Stanley Dean Witter Advisors Inc., adopted its current name on June 18, 2001. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan Stanley Services, serves as the Administrator of the Trust. The address of Morgan Stanley Services is 1221 Avenue of the Americas, New York, New York 10020.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. Morgan Stanely is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analyses, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of management, will be resolved with no material effect on the consolidated financial position of the company.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.


                       FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES PAID BY THE TRUST

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of the Trust's financial statements for its fiscal year ended May 31, 2003 were $28,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche LLP to the Trust, the investment advisor, or affiliated entities that provide services to the Trust during its most recent fiscal year ended, relating to financial information systems design and implementation.


ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Trust, the investment advisor and to affiliated entities that provided services to the Trust amounted to approximately $3 million, of which approximately $2 million related to fees for attestation services such as comfort letters and consents related to SEC and other registration statements, agreed upon procedures and consultation on accounting standards and approximately $1 million related to fees for services such as tax and regulatory consultation, tax return preparation and compliance and approximately $38,000 related to services for improving business and operational processes.

     The Audit Committee of the Trust considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.


                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker "non-votes" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than July 15, 2004 for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                            REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT FOR THE FISCAL YEAR ENDED MAY 31, 2002 HAS BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NJ 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


                                 By Order of the Board of Trustees

                                           MARY E. MULLIN

                                             Secretary

                                                                        APPENDIX


                                    CHARTER
                                    OF THE
                                AUDIT COMMITTEE
                                    OF THE
                 MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                          AS ADOPTED ON JULY 31, 2003

     The Board of Directors/Trustees of the investment companies advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP listed on the attached Exhibit 1 (each a "Fund" and, collectively, the "Funds") has adopted and approved this charter for the audit committee of the Board of each Fund (the "Audit Committee").

1. Structure And Membership of the Audit Committee

     1.01 Independent Directors and Trustees

     Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard
303.01 (2) and (3); (b) is a "disinterested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards.

     1.02. Financially Literate

     Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment.

     1.03. Audit Committee Financial Expert

     The Audit Committee shall determine whether at least one member of the Audit Committee is an "audit committee financial expert," as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

2. Auditor Independence

     An independent public accounting firm may serve as a Fund's auditor (the "Auditor") only if it complies with all of the following independence requirements, subject to such exceptions, not prohibited by law, as the Audit Committee may allow.

   2.01. Independence Certification

       (a) The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund's other service providers.

   2.02. Employment Relationships

       (a) "Cooling Off" Period

     The lead partner, the concurring partner, and any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for a Fund, may not accept a financial reporting oversight role with any entity in the Fund Complex within one year after the commencement of audit procedures for a Fund.

     (b) Definitions

      o "audit engagement team" means all partners, principals, shareholders and professional employees participating in an audit, review, or attestation engagement for any of the Funds, including audit partners and all persons who consult with members of the team during the engagement regarding technical or industry-specific issues, transactions or events.

      o "audit partner" means a partner of the Auditor who is a member of the audit engagement team and has responsibility for decision-making on significant audit, accounting and reporting matters that affect the financial statements of a Fund or who maintains regular contact with the Funds' management and the Audit Committee.

      o "financial reporting oversight role" means a role in which a person is in a position to, or does, exercise influence over the contents of the financial statements of any of the Funds or anyone who prepares them.

      o "Fund Complex" includes the Funds, their investment advisor and persons controlling, controlled by, or under common control with, the investment adviser.

   2.03. Partner Rotation

     The lead partner and the concurring partner of the Auditor may not perform any audit, review or attest services for a Fund after five consecutive years of service for any entity in the Fund Complex and, after rotating out, may not again provide audit services for any Fund until a "time-out" period of five more years has elapsed.

     Other audit partners are required to rotate out after seven years of consecutive service for any entity in the Fund Complex and may not return until after a two-year time-out period.

   2.04. Compensation for Sales Activities

     No audit partner, other than a specialty partner, of the Auditor may receive compensation at any point during the engagement period based on the procurement of engagements with any entity in the Fund Complex to provide any products or services other than audit, review or attest services.

   2.05. Prohibited Non-Audit Services

     Neither the Auditor nor any person associated with the Auditor may provide any of the following non-audit services to any of the Funds:

    o bookkeeping or other services relating to the accounting records or financial statements of a Fund;

    o financial information systems design and implementation;

    o appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

    o actuarial services;

    o internal audit outsourcing services;

    o management functions or human resources;

    o broker or dealer, investment adviser, or investment banking services;

    o legal and expert services unrelated to the audit;

    o any other service that the Public Company Accounting Oversight Board (the "PCAOB") determines, by regulation, is impermissible.

3. Registration with PCAOB

     The Auditor must be registered with the PCAOB or become registered when the PCAOB is prepared to accept registrations.

4. Regulatory Action

     Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5. Duties and Powers of Audit Committee

   5.01. The Audit Committee shall have the duty and power to:

      o make recommendations to the Board regarding selection of the Auditor;

      o   oversee and evaluate the work of the Auditor;

      o   require the Auditor to report directly to the Audit Committee;

      o determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

      o pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the "S-O Act") and rules promulgated by the Securities and Exchange Commission (the "SEC") under the S-O Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee's responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934 (the "Exchange Act")); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Boards' independent counsel;

      o consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, is compatible with maintaining the Auditor's independence;

      o review the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

      o require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund's financial statements with the SEC, the Auditor shall provide an update of any changes;

      o review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund's financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

      o review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

      o review and discuss the Fund's audited financial statements with Fund management;

      o review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund's annual report;

      o to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund's proxy statement;

      o review legal and regulatory matters presented by counsel and the Fund's independent accountants that may have a material impact on the Fund's financial statements;

      o consider with the Auditor their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

      o receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

      o establish procedures for the receipt, retention and treatment of complaints received by a Fund regarding accounting, internal accounting controls or auditing matters;

      o establish procedures for the confidential, anonymous submission by employees and officers of Funds of concerns regarding any questionable accounting or audit matter (with such procedures to be established upon the SEC's promulgation of final rules governing such procedures pursuant to the S-O Act);

      o establish procedures for the resolution of disagreements between management of a Fund and the Fund's Auditor regarding financial reporting;

      o require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund;

      o report its actions to the Boards of Directors/Trustees of the Funds, make and keep minutes of its meetings and provide copies thereof to the Boards;

      o perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, the Fund's By-laws, or the Fund's partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

   5.02. Authority to Engage Independent Counsel and Advisers

     The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds' independent directors/trustees, and other advisers, as it determines to be necessary to carry out its duties; and
(b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

   5.03. Scope of Audit Committee Responsibility

     In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

     Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of the Fund's financial statements and is ultimately accountable to the Audit Committee.

6. Meetings of the Audit Committee

     The Audit Committee shall meet at least twice each calendar year, including to approve the scope of the proposed audit of a Fund's financial statements by the Auditors and to review the report of the Auditors following such audit. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7. Review of Charter

     (a) The Audit Committee shall review and assess the adequacy of this Charter annually.

     (b) Any changes to this Charter must be recommended by the Audit Committee and approved by the Board.

                                AUDIT COMMITTEE
                         AUDIT AND NON-AUDIT SERVICES
                      PRE-APPROVAL POLICY AND PROCEDURES
                                    OF THE
                 MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                           AS ADOPTED JULY 31, 20031

1.  STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2. DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

3. AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


4. AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


5. TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.  ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.


8. PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.


9. ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10. COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:


  Morgan Stanley Retail Funds

  Morgan Stanley Investment Advisors Inc.
  Morgan Stanley & Co. Incorporated
  Morgan Stanley DW Inc.
  Morgan Stanley Investment Management
  Morgan Stanley Investments LP
  Van Kampen Asset Management Inc.
  Morgan Stanley Services Company, Inc.
  Morgan Stanley Distributors Inc.
  Morgan Stanley Trust FSB


  Morgan Stanley Institutional Funds

  Morgan Stanley Investment Management Inc.
  Morgan Stanley Investments LP
  Morgan Stanley & Co. Incorporated
  Morgan Stanley Distribution, Inc.
  Morgan Stanley AIP GP LP
  Morgan Stanley Alternative Investment Partners LP

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

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                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
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                                        3. ENTER YOUR 14 DIGIT CONTROL NUMBER
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                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.


PROXY             MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST            PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on December 16, 2003 in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York City, New York 10020 at 10:30 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated November 7, 2003 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        VOTE VIA THE TELEPHONE: 1-866-241-6192

                                        ----------------------------------------
                                        CONTROL NUMBER:
                                        ----------------------------------------

                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)


                                        ----------------------------------------
                                        Date                         13720_MCD_C

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                  Please detach at perforation before mailing.


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.  Election of three (3) Trustees:

     01.  Wayne E. Hedien        02.  Joseph J. Kearns      03.  Fergus Reid

                 FOR             WITHHOLD              FOR ALL
                                                        EXCEPT
                 [ ]               [ ]                   [ ]

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:


--------------------------------------------------------------------------------

                                                                     13720-MCD_C

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER YOUR 14 DIGIT CONTROL NUMBER
                                        FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.


PROXY    MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST (PREFERRED CLASS)   PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on December 16, 2003 in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York City, New York 10020 at 10:30 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated November 7, 2003 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        VOTE VIA THE TELEPHONE: 1-866-241-6192

                                        ----------------------------------------
                                        CONTROL NUMBER:
                                        ----------------------------------------

                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)


                                        ----------------------------------------
                                        Date                         13720_MCD_E

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1..  Election of one (1) Preferred Trustee:

                                                  FOR             WITHHOLD

     01.  Manuel H. Johnson                       [ ]               [ ]



                                                                     13720-MCD_E

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY